Exhibit 10.3

Notice of Intent and Confirmation to Convert Debt to

Shares of Restricted Common Stock

______________, 2012

To:

American Cordillera Mining Corporation

_______________

_______________

(1)

The undersigned, being a creditor of American Cordillera Mining Corporation in the amount of $_______  and $ _____ of  accrued interest totaling $______hereby elects to convert this debt in exchange for ______________ shares of restricted common stock of American Cordillera Mining Corporation at $.05 per share.

(2)

In converting debt to equity in the form of restricted common stock, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3)

Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:

______________________________________

(Name)

______________________________________

(Address)

(4)

The undersigned represents that accepting restricted Common Stock in exchange for financial obligations due it from a loan made to American Cordillera Mining Corporation, the aforesaid shares of common stock are being acquired by the creditor for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except pursuant to exemptions that maybe be available in the future.

Date:__________, 2012

______________________________

(Signature)